POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 13 day of Feb 2026.

Name/Signature	Capacity
Nathanial S. Bonnell	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 13 day of February 2026.

Name/Signature	**Capacity**
[signature] Glenn R. Brooks	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 13 day of February 2026.

Name/Signature	**Capacity**
Charles B. Crawford, Jr.	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 13th day of February 2026.

Name/Signature	**Capacity**
Romulo L. Diaz, Jr., Esq.	Director

104520

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 16th day of February 2026.

Name/Signature	**Capacity**
James V. Dionise	Director

104520

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 24th day of February, 2026.

Name/Signature	Capacity
Angel L. Helm	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as her or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 13 day of Feb 2026.

Name/Signature	**Capacity**
Louise M. Herrle	Vice Chairman of the Board of Directors

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 18 day of February 2026.

Name/Signature	**Capacity**
Blanche I. Jackson	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 13 day of February 2026.

Name/Signature	**Capacity**
Sheryl Jordan	Director

104520

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 13 day of February 2026.

Name/Signature	**Capacity**
Joseph W. Major	Director

104520

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 20 day of February 2026.

Name/Signature	**Capacity**
Brendan J. McGill	Chairman of the Board of Directors

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 13 day of FEBRUARY 2026.

Name/Signature	**Capacity**
Thomas H. Murphy	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 13 day of February 2026.

Name/Signature	Capacity
Dr. Howard B. Slaughter, Jr.	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of the Federal Home Loan Bank of Pittsburgh (the "Corporation"), a corporation organized under federal law with a principal place of business in Pennsylvania, hereby names, constitutes, and appoints John A. Ott, General Counsel, Corporate Secretary and Ethics Officer as such person's true and lawful attorney-in-fact to sign in his or her name, place, and stead, and to do any and all things and execute any and all instruments that such attorney-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing with the Commission of an Annual Report on Form 10-K of the Corporation for the fiscal year ended December 31, 2025 (the "Form 10-K"); including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Corporation to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as he or she may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorney-in-fact and agent, acting alone may lawfully do or cause to be done by virtue hereof.

WITNESS the due execution hereof by the following person in the capacity indicated as of this 13th day of February 2026.

Name/Signature	Capacity
Jeane M. Vidoni Jeane M. Vidoni	Director